Offerings - Offering: 1	Jul. 17, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 37,950,621.00
Amount of Registration Fee	$ 5,240.98
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,531,037 Shares outstanding (approximately 25.00% of the net assets of the Fund as of March 31, 2026). The fee of $5,240.98 was paid in connection with the filing of the Schedule TO-I by SEG Partners Long/Short Equity Fund on April 1, 2026 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer.